Exhibit 99.1

Corporate Presentation October 2025

Disclaimer

This presentation (the "Presentation") has been prepared by Mind Medicine (MindMed) Inc. ("MindMed", the "Company", "we", "our" or "us") solely for informational purposes. This Presentation does not constitute an offering of, or a solicitation of an offer to purchase, securities of MindMed and under no circumstances is it to be construed as a prospectus or advertisement or public offering of securities. Any trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products or services of MindMed. Any amounts are in USD unless otherwise noted. MindMed's securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (the "SEC") or by any state, provincial or other securities regulatory authority, nor has the SEC or any state, provincial or other securities regulatory authority passed on the accuracy or adequacy of this Presentation. Any representation to the contrary is a criminal offense.

Cautionary Note Regarding Forward-Looking Statements

This Presentation contains, and our officers and representatives may from time to time make, "forward-looking statements" within the meaning of applicable securities laws and are prospective in nature. Forward-looking statements are not based on historical facts, but rather on current expectations and projections about future events and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. These statements generally can be identified by the use of forward-looking words such as "will", "may", "should", "could", "intend", "estimate", "plan", "anticipate", "expect", "believe", "potential", "continue", "budget", "scheduled", "forecasts", "intends", "anticipates", "projects" or the negative thereof or similar variations. Forward-looking statements in this Presentation include, but are not limited to, statements regarding the anticipated design, timing, progress and results of our investigational programs for MM120 oral disintegrating tablet ("ODT"), a proprietary, pharmaceutically optimized form of lysergide D-tartrate (including the anticipated topline readouts for the Voyage, Panorama, Emerge and Ascend studies), MM402, also referred to as R(-)-MDMA, and any other product candidates; our ability to identify new indications for our lead product candidates beyond our current primary focuses; the success and timing of our development activities; the success and timing of our planned clinical trials; our ability to meet the milestones set forth herein; the likelihood of success of any clinical trials or of obtaining U.S. Food and Drug Administration ("FDA") or other regulatory approvals; our beliefs regarding potential benefits of our product candidates; opinions of potential providers regarding our product candidates, if approved and commercialized; our ability to maximize operational efficiencies through our trial designs; strategies to address drug class methodological considerations; our cash runway funding operations into 2027 based on our current operating plan and anticipated research and development milestones; our pre-launch strategy; the potential commercial opportunity for MM120 ODT, if approved, including total addressable market; the potential delivery model for MM120 ODT, if approved; the potential for the markets that we are anticipating to access and protection of our intellectual property.

There are numerous risks and uncertainties that could cause actual results, plans and objectives to differ materially from those expressed in forward-looking statements, including history of negative cash flows, limited operating history, incurrence of future losses, availability of additional capital, compliance with laws and regulations, difficulty associated with research and development, risks associated with clinical trials or studies, heightened regulatory scrutiny, early stage product development, clinical trial risks, regulatory approval processes, novelty of the psychedelic inspired medicines industry, our ability to maintain effective patent rights and other intellectual property protection for our product candidates, our expectations regarding the size of the eligible patient populations for our lead product candidates, if approved and commercialized; our ability to identify third-party treatment sites to conduct our trials and our ability to identify and train appropriate qualified healthcare practitioners to administer our treatments; the pricing, coverage and reimbursement of our lead product candidates, if approved and commercialized; the rate and degree of market acceptance and clinical utility of our lead product candidates, in particular, and controlled substances, in general; as well as those risk factors described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024 under headings such as "Special Note Regarding Forward-Looking Statements," and "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and in the Company's subsequent Quarterly Reports on Form 10-Q and other filings and furnishings made by the Company with the securities regulatory authorities in all provinces and territories of Canada which are available under the Company's profile on SEDAR+ at www.sedarplus.ca and with the SEC on EDGAR at www.sec.gov.

Any forward-looking statement made by MindMed in this Presentation is based only on information currently available to the Company and speaks only as of the date on which it is made. Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained in this Presentation as a result of new information, future events, changes in expectations or otherwise.

Cautionary Note Regarding Regulatory Matters

The United States federal government regulates drugs through the Controlled Substances Act. MM120 ODT is a proprietary, pharmaceutically optimized form of lysergide D-tartrate and MM402, or R(-)-MDMA, is our proprietary form of the R-enantiomer of MDMA (3,4-methylenedioxymethamphetamine). Lysergide and MDMA are Schedule I substances under the Controlled Substances Act. While the Company is focused on programs using psychedelic or hallucinogenic compounds and non-hallucinogenic derivatives of these compounds, including in MM120 ODT, MM402 and its other product candidates, the Company does not have any direct or indirect involvement with the illegal selling, production or distribution of any substances in the jurisdictions in which it operates. The Company is a neuro-pharmaceutical drug development company and does not deal with psychedelic or hallucinogenic substances except within laboratory and clinical trial settings conducted within approved regulatory frameworks. The Company's products will not be commercialized prior to applicable regulatory approval, which will only be granted if clinical evidence of safety and efficacy for the intended uses is successfully developed.

Market and Industry Data

This Presentation includes market and industry data that has been obtained from third party sources, including industry publications. MindMed believes that the industry data is accurate and that the estimates and assumptions are reasonable, but there is no assurance as to the accuracy or completeness of this data. Third party sources generally state that the information contained therein has been obtained from sources believed to be reliable, but there is no assurance as to the accuracy or completeness of included information. Although the data is believed to be reliable, MindMed has not independently verified any of the data from third party sources referred to in this Presentation or ascertained the underlying economic assumptions relied upon by such sources. References in this Presentation to research reports or to articles and publications should not be construed as depicting the complete findings of the entire referenced report or article. MindMed does not make any representation as to the accuracy of such information.

MindMed

Corporate Presentation | October 2025

2

MindMed: Transformational Innovation for Brain Health

MindMed

Strategic Focus on GAD and MDD

The two largest drivers of psychiatric disease burden

Late-Stage Pipeline

MM120 ODT: lead clinical program in ongoing Phase 3 studies in two indications

Comprehensive Intellectual Property Strategy

MM120 ODT patents issued covering pharmaceutical formulation, methods of manufacturing and treatment

Strong Financial Position

Cash, cash equivalents and investments of $209.1 million as of September 30, 2025[1]

Cash runway expected to extend into 2027[2]

Experienced Management Team

Proven track record in developing and commercializing novel CNS therapies

Three Phase 3 readouts anticipated in 2026 | Potential billion-dollar commercial opportunities in GAD and MDD[3]

1. The preliminary unaudited financial information presented is an estimate based on information available to management as of the date of this presentation, has not been reviewed or audited by the Company's independent registered accounting firm, and is subject to change.
2. The Company's cash, cash equivalents and investments of $209.1 million as of September 30, 2025, expected to fund operations into 2027 and at least 12 months past the topline readout for the first Phase 3 study in GAD, based on our current operating plan and anticipated R&D milestones. Timing of planned studies may be adjusted to further runway.
3. If MM120 is approved and marketed

GAD: generalized anxiety disorder; MDD: major depressive disorder; ODT: orally disintegrating tablet

MindMed Corporate Presentation | October 2025 3

4 MM120 On Track and Executing ANTICIPATED MILESTONES MM120 - 300 for GAD Phase 3 topline readout 1H 2026 MM120 - 301 for GAD Phase 3 topline readout 2H 2026 MM120 - 310 for MDD Phase 3 topline readout Mid 2026 MM120 - 311 for MDD Phase 3 study initiation Mid 2026

Strong Execution Driving Expected Upcoming Milestones

2024	1H 2025	2H 2025	1H 2026	2H 2026
✓ $250 million in equity investment ✓ Initiation of Phase 3 program for MM120 ODT in GAD (first patient dosed in Phase 3 Voyage study) ✓ MM120 Phase 2b results presented at APA Annual Meeting ✓ MM120 granted breakthrough designation by U.S. FDA ✓ Successful End-of-Phase 2 meeting with U.S. FDA supporting pivotal trial plans ✓ MM120 ODT patents issued covering pharmaceutical formulation, methods of manufacturing and treatment; patent life through 2041 ✓ MM120 ODT awarded Innovation Passport by the U.K. MHRA	✓ First patient dosed in 2nd Phase 3 GAD Study - Panorama ✓ First patient dosed in Phase 3 MDD Study - Emerge	✓ MM120 Phase 2b results published in JAMA MM402 for ASD Phase 2a Study Initiation	Voyage: MM120-300 for GAD Phase 3 Topline Readout Emerge: MM120-310 for MDD Phase 3 Topline Readout Ascend: MM120-311 for MDD Phase 3 Study Initiation	Panorama: MM120-301 for GAD Phase 3 Topline Readout

GAD: generalized anxiety disorder; MDD: major depressive disorder; APA: American Psychiatric Association; ODT: orally disintegrating tablet; U.K. MHRA: United Kingdom Medicines and Healthcare Products Regulatory Agency, ASD: autism spectrum disorder

MindMed Corporate Presentation | October 2025 5

Advancing Our Pipeline with Broad Therapeutic Potential



Product Candidate
Indication
Preclinical
Phase 1
Phase 2
Pivotal / Phase 3
Registration
MM120 ODT
(Lysergide D-tartrate)
Generalized Anxiety Disorder (GAD)1
Major Depressive Disorder (MDD)1
Additional Indication(s)2
MM402
(R(-)-MDMA)
Autism Spectrum Disorder (ASD)2

1. Full trial details and clinicaltrials.gov links available at mindmed.co/clinical-digital-trials/
2. Studies in exploration and/or planning stage.

LSD: lysergide; ODT: orally disintegrating tablet; R(-)-MDMA: rectus-3,4-methylenedioxymethamphetamine

MindMed

Corporate Presentation | October 2025

6

Critical Gaps in Care Demand Innovation

GAD

26 million U.S. adults live with GAD[1]

Last FDA approval in 2007

50% of patients failed by first-line pharmacological treatments[2]

>50% Overlap

Co-occurring MDD and GAD is associated with increases in mean annual per patient inpatient visits, office visits, emergency department visits, annual drug costs, and total medical costs[7,8]

MDD

41 million U.S. adults live with MDD[1]

⅔ do not achieve remission after 1st line therapy[3,4]

Among patients who receive treatment, **30%** are failed by 2+ lines of therapy[5,6]

Desired Future State of Treatment

- Fast onset
- Single intermittent administration
- Favorable tolerability
- High remission rates
- Durable response
- Restores neural pathways

1. Ringeisen, H., et al. (2023). Mental and Substance Use Disorders Prevalence Study (MDPS): Findings Report. RTI International and current U.S. Census data and internal company estimates; 2. Ansara ED. Management of treatment-resistant generalized anxiety disorder. Ment Health Clin. 2020 Nov 5;10(6):326-334; 3. Kolovos S, et al. The effect of treatment as usual on major depressive disorder: a meta-analysis. J Affect Disord. 2017;210:72-81; 4. Rush AJ, et al; STAR*D Study Team. Bupropion-SR, sertraline, or venlafaxine-XR after failure of SSRIs for depression. N Engl J Med. 2006;354(12):1231-1242; 5. Zhdanava M, et al. The Prevalence and National Burden of Treatment-Resistant Depression and Major Depressive Disorder in the United States. J Clin Psychiatry. 2021 Mar 16;82(2):20m13699; 6. McIntyre RS, et al. Treatment-resistant depression: definition, prevalence, detection, management, and investigational interventions. World Psychiatry. 2023 Oct;22(3):394-412; 7. Kessler RC, et al. Epidemiol Psychiatry Sci 2015; 24:210-226; 8. Armbrecht E, et al. J Multidiscip Healthc. 2021 Apr 23;14:887-896.

GAD: generalized anxiety disorder; MDD: major depressive disorder

MindMed

Corporate Presentation | October 2025

7

Psychedelics: A Welcome Breakthrough for Providers

% of Surveyed Providers[1] Agree



All psychiatric providers[2]
Interventional psychiatric providers[3]
86%
74%
78%
62%

Availability of psychedelics for GAD and MDD will change my approach to treatment

I expect psychedelic treatments to radically transform the treatment of GAD and MDD

1. Psychiatrists and Psychiatry Nurse Practitioners
2. Proprietary MindMed Primary Market Research – Key Customer Perceptions Among Spravato® Providers and GAD Prescribers (February 2024). Total Non-Spravato® Providers (n=125), Spravato® Providers (n=50).
3. Spravato® Providers: recommended, referred or prescribed Spravato® treatment and monitored or administered Spravato® treatment, personally or someone in her/his clinic or office.

GAD: generalized anxiety disorder; MDD: major depressive disorder; TRD: Treatment Resistant Depression

MindMed
Corporate Presentation | October 2025
8

Program Overview MM120 ODT Lysergide D - tartrate

10 Clinical Rationale and Mechanism of Action Corporate Presentation | October 2025

11 MM120 Phase 2b Efficacy and Durability Support GAD Phase 3 Trial Plans 1,3 1. Study MMED008 internal study documents and calculations. Comparisons to standard of care/other drug classes based on histo ric al comparison not head - to - head comparison trial; 2. HAM - A scores based on ANCOVA LS Mean. in Study MMED008. Effect size based on post hoc calculation using LS Mean change between group and pooled sta nda rd deviation of week 12 HAM - A scores between groups; 3. Based on 100 µg dose group; 4. RB Hidalgo, J Psychopharmacol . 2007 Nov;21(8):864 - 72; 5. p - values not calculated for remission rates between groups. Cohen’s d: a standardized effect size measuring the difference between two group means; CGI - S: Clinical Global Impressions – Sev erity; GAD: generalized anxiety disorder; HAM - A: Hamilton Anxiety Rating Scale Maximum effect size d=0.81 more than double the standard of care 1,2,3 0 0.2 0.4 0.6 0.8 0.38 0.36 0.17 0.81 Comparative Effect Sizes in GAD Rapid and durable response after single administration 3 Rapid Response & Remission Durable Standalone Drug Effect Limited Adverse Event (AE) Burden 1.8 - point reduction in CGI - S within 24 hours (p<0.0001) 21.9 - point improvement on the HAM - A at Week 12 (p=0.003) 48% of participants in remission at Week 12 5 Favorable tolerability with most AEs on dosing day Observed drug effect without accompanying psychotherapy Cohen’s d Corporate Presentation | October 2025 0/p Ž ObdMWBOlWbO s 4 tplWodbO Ž MM120 100 µg 2

12 -25 -20 -15 -10 -5 0 LS Mean Change (SEM) in HAM - A score Primary Outcome: HAM - A Change from Baseline MM120 Phase 2b Showed Statistically & Clinically Significant Improvements on Anxiety and Depression Symptoms 1,2 1. Source: Study MMED008 internal study documents and calculations. Full analysis set population. 2. Based on 100 µg dose group. 3. Based on observed MADRS score at each timepoint. 4. Primary endpoint of the study was change in Hamilton Anxiety Scale (HAM - A) at week 4 using the MCP - Mod statistical analysis. Ba sed on the pre - specified candidate dose response curves, the MCP - Mod model - estimated difference between 100 µg and placebo was 5.0 points versus the observed difference of 7.6 points at week 4. μ g: microgram; HAM - A: Hamilton Anxiety Rating Scale; MADRS: Montgomery - Åsberg Depression Rating Scale NOTE: Significance achieved despite study not being powered for these pairwise comparisons. *p<0.05; **p ≤ 0.01; ***p ≤ 0.001 *** *** *** ** MADRS Change from Baseline -20 -15 -10 -5 0 LS Mean Change (SEM) in MADRS score ** ** * ** Change from Baseline 2 • Week 12: - 21.9 points Improvement over Placebo 2 • Week 12: - 7.7 pts, p=0.003 Change from Baseline 2,3 • Week 12: - 18.7 points Improvement over Placebo 2,3 • Week 12: - 6.4 points, p<0.01 Corporate Presentation | October 2025

13 MM120 Phase 2b Produced Profound Changes in GAD Severity 1 1. Source: Study MMED008 internal study documents and calculations. Full analysis set population. 2. Response is a 50% or greater improvement on HAM - A score; Remission is a HAM - A score of ≤ 7; p - values not calculated. μ g: microgram; HAM - A: Hamilton Anxiety Rating Scale 21 48 Placebo 100 µg % Remitters 31 65 0 10 20 30 40 50 60 70 Placebo 100 µg Percent of Participants Meeting Criteria at Week 12 % Responders HAM - A Response and Remission at Week 12 2 Median HAM - A Through Week 12 HAM - A Severity & Clinical Symptoms Very Severe Symptoms are incapacitating Moderate (15 - 23) Symptoms are more frequent, with moderate distress or limited interference with usual activities Mild (8 - 14) Symptoms are infrequent, with no impairment and no more than mild distress Remission ( ≤ 7) Symptoms are absent, insignificant, or clearly due to causes other than anxiety 0 10 20 30 100 µg Placebo Corporate Presentation | October 2025 Severe ( ≥ 24) Symptoms are severe and persistent or result in severe distress or marked impairment in functioning

MM120 Phase 2b was Well-tolerated with Mostly Expected Transient, Mild-to-Moderate Adverse Events on Dosing Day[1]

Favorable tolerability profile

- Virtually all (99%) adverse events (AEs) were mild-to-moderate in severity
- Minimal (2.5%) treatment emergent AEs (TEAEs) led to study withdrawal
- No drug-related serious AEs (SAEs)[2]

No SAEs related to study drug

- Only SAE was in 50 µg dose group and deemed unrelated[2]
- AE profile consistent with historical studies and drug class

No suicidal behavior or suicidality signal[3]

- No suicidal or self-injurious behavior
- No indication of increased suicidality or suicide-related risk
- ≤2 participants per arm reported suicidal ideation during the study

1. Source: Study MMED008 internal study documents and calculations. Safety population.
2. One serious adverse event (SAE) was observed in the 50 µg dose group: panic attack on study day 98 that was deemed not related to treatment.
3. Suicidality assessment based on reported adverse events.

MindMed
Corporate Presentation | October 2025
14

Comparative Clinical Activity of MM120 vs. Approved GAD Treatments[1]

Drug	Company	Class	Route	N (Tx/PBO)	Dose	Regimen (Timepoint)	HAM-A Δ (Tx)	HAM-A Δ (PBO)	PBO-Adj Δ	Year Approved	Clinical Study
MM120 (LSD ODT)[2]	**MindMed**	**Psychedelic (5-HT2A agonist)**	**Oral**	**159 / 39**	**Single 100 µg (optimal)**	**Single Dose** (HAM-A measured at 12 weeks)	**−21.9**	**−14.2**	**−7.7**	-	Single Treatment With MM120 (Lysergide) in Generalized Anxiety Disorder: A Randomized Clinical Trial (Robison et al.) Study Design: 4-wk randomized DBPC Year Completed: 2025
Duloxetine[3]	Eli Lilly	SNRI	Oral	668 / 495	60–120 mg/day (10-week flex) 60 or 120 mg/day (9-week)	Chronic (9-10 weeks)	−11.1	−8.0	−3.1	2007	*Pharmacotherapy of generalized anxiety disorder: results of duloxetine treatment from a pooled analysis of three clinical trials (Allgulander et al.)* **Study Design:** Pooled data – 2 10-wk flexible dose + 1 9-wk fixed **Year Completed:** 2007
Escitalopram[4]	Lundbeck / Forest	SSRI	Oral	158 / 157	10–20 mg/day (flex)	Chronic (8 weeks)	−11.3	−7.4	−3.9	2002	*Escitalopram in the treatment of generalized anxiety disorder: double-blind, placebo controlled, flexible dose study (Davidson et al.)* ***Study Design:*** *8-wk randomized DBPC* ***Year Completed:*** *2004*
Paroxetine[5]	GlaxoSmithKline	SSRI	Oral	386 / 180	20 or 40 mg/day	Chronic (8 weeks)	-12.5	-9.3	-3.2	2001	*Paroxetine Treatment of Generalized Anxiety Disorder: A Double-Blind, Placebo-Controlled Study (Rickels et al.)* ***Study Design:*** *8-wk randomized DBPC* ***Year Completed:*** *2003*
Venlafaxine XR[6]	Wyeth (Pfizer)	SNRI	Oral	124 / 127	75, 150 or 225 mg/day (flex)	Chronic (28 weeks)	−13.4	−8.7	−4.7	1997	*Efficacy of Venlafaxine Extended-Release Capsules in Nondepressed Outpatients With Generalized Anxiety Disorder (Gelenberg et al.)* **Study Design:** 28-wk randomized DBPC **Year Completed:** 2000
Buspirone[7]	Bristol-Myers Squibb	5-HT1A partial agonist	Oral	80 / 82	15–45 mg/day (flex)	Chronic (8 weeks)	−12.4	−9.5	−2.9	1986	*Efficacy of buspirone in generalized anxiety disorder with coexisting mild depressive symptoms (Sramek et al.)* **Study Design:** 8-week randomized DBPC vs. placebo **Year Completed:** 1996
Alprazolam[8]	Upjohn (Pfizer)	Benzodiazepine	Oral	93 / 91	1.5 mg/day	Chronic (4 weeks)	-10.9	−8.4	-2.6	1981	*Pregabalin for Treatment of Generalized Anxiety Disorder: A 4-Week, Multicenter, Double-blind, Placebo-Controlled Trial of Pregabalin and Alprazolam (Rickels et al.)* **Study Design:** 4-wk randomized DBPC vs. pregabalin **Year Completed:** 2005

1. The information presented in this slide is derived from multiple clinical trials, each conducted under distinct protocols and settings. As such, these data may not be directly comparable due to the lack of a head-to-head comparison. Differences in trial design, patient demographics, and other variables may account for variations in the observed outcomes. Study results for each drug are intended to be representative, however, multiple trials of the approved treatments have been conducted with varying results, including results that may have demonstrated a larger or smaller treatment effect than those presented; 2) **R Robison, JAMA. 2025 Sep 4; e253481. doi:10.1001/jama.2025.13481.; 3.** C Allgulander, Curr Med Res Opin. 2007;23(6):1245–1252.; 4) JRT Davidson, Depress Anxiety. 2004;19(4):234–240.; 5) K Rickels K, Am J Psychiatry 2003;160:749-756. 2005;62(9):1022–1030.; 6) AJ Gelenberg AJ, JAMA. 2000;283(23):3082–3088.; 7) JJ Sramek JJ, Journal of Clinical Psychiatry. 1996;57(7):287–291.; K Rickels, Arch Gen Psychiatry. 2005;62(9):1022–1030.

Adj: adjusted; µg: microgram; mg: milligram N: total study sample size; PBO: placebo; Tx: active treatment group; Δ: difference

MindMed

Corporate Presentation | October 2025

15

Robust Phase 3 MM120 Development Program Aiming for Broad Label

Aligned clinical trial designs across indications maximize operational efficiencies

Generalized Anxiety Disorder (GAD)		Major Depressive Disorder (MDD)	
Voyage MM120-300	Panorama MM120-301	Emerge MM120-310	Ascend MM120-311
Primary Endpoint: HAM-A at Week 12		**Primary Endpoint**: MADRS at Week 6	
n=200[1,2] **(1:1 randomization)** **MM120 ODT vs. Placebo** • **Part A:** 12-week DB, RCT • **Part B:** 40-week Extension with OL Treatment	**n=250[1,2]** **(2:1:2 randomization)** **MM120 ODT vs. Placebo (including 50 µg control)** • **Part A:** 12-week DB, RCT • **Part B:** 40-week Extension with OL Treatment	**n=140[2]** **(1:1 randomization)** **MM120 ODT vs. Placebo** • **Part A:** 12-week DB, RCT • **Part B:** 40-week Extension with OL Treatment	**n=175[1,2]** **(2:1:2 randomization)** **MM120 ODT vs. Placebo (including 50 µg control)** • **Part A:** 12-week DB, RCT • **Part B:** 40-week Extension with OL Treatment
Anticipated Topline Readout 1H 2026	*Anticipated Topline Readout 2H 2026*	*Anticipated Topline Readout Mid 2026*	*Planned Study Initiation Mid 2026*

MindMed

1. Studies will employ an adaptive design with interim blinded sample size re-estimation based on nuisance parameters (e.g. patient retention rate, variability of primary outcome measure) which allows for an increase of sample size up to 50% to maintain statistical power.
2. Clinical study designs subject to ongoing regulatory discussion and review, including of Phase 3 clinical trial protocols.

DB: double blind; HAM-A: Hamilton Anxiety Rating Scale; MADRS: Montgomery-Åsberg Depression Rating Scale; ODT: orally disintegrating tablet; OL: open-label; RCT: randomized controlled trial

Corporate Presentation | October 2025 16

17 Rigorous Development Approach Addresses Key Regulatory Considerations Complementary clinical study designs intended to generate robust evidence • Phase 2b and 3 studies intended to address key regulatory considerations for psychedelics • 50 µg control dose in Panorama and Ascend intended to further mitigate effects of functional unblinding • Central raters blinded to treatment allocation and visit number to minimize bias First study in the field to evaluate dose - dependent efficacy • Phase 2b study established dose - response across four doses of MM120: 25, 50, 100 and 200 µg • 100 µg selected as optimal dose for Phase 3 program Phase 3 program includes open - label treatment opportunities • Intended to improve participant retention • Potentially provides information on real world treatment patterns Corporate Presentation | October 2025

MM120 for GAD | Two Complementary Pivotal Phase 3 Study Designs

PHASE 3 STUDY[1]

Part A
12 Week Randomized, Double-Blind

Part B
40 Week Extension with Opportunity for Open-Label Treatment

Voyage — *MM120-300*

Single Dose

n=100	MM120 ODT 100 µg
n=100	Placebo

Panorama — *MM120-301*

Single Dose

n=100	MM120 ODT 100 µg
n=50	MM120 ODT 50 µg control
n=100	Placebo

Primary Endpoint
HAM-A at Week 12

Potential treatment if HAM-A≥16

Up to four open-label doses of MM120 ODT 100 µg

Follow-up Observation
GAD-7 (ePRO): biweekly
HAM-A (central rater): monthly or when GAD-7≥10

Potential Treatment
Eligible for open-label treatment if HAM-A≥16

1. Studies will employ an adaptive design with interim blinded sample size re-estimation based on nuisance parameters (e.g. patient retention rate, variability of primary outcome measure) to attempt to maintain statistical power. Clinical study designs subject to ongoing regulatory discussion and review, including of Phase 3 clinical trial protocols.

GAD: generalized anxiety disorder; GAD-7: diagnostic tool used to screen for and assess the severity of generalized anxiety disorder; HAM-A: Hamilton Anxiety Rating Scale; ODT: orally disintegrating tablet

MindMed
Corporate Presentation | October 2025
18

MM120 for MDD | Two Complementary Pivotal Phase 3 Study Designs

PHASE 3 STUDY[1]

Study	Part A: 12 Week Randomized, Double-Blind	
Emerge (MM120-310)	*Single Dose*	
	n=70	MM120 ODT 100 µg
	n=70	Placebo
Ascend (MM120-311)	*Single Dose*	
	n=70	MM120 ODT 100 µg
	n=35	MM120 ODT 50 µg control
	n=70	Placebo

Primary Endpoint
MADRS at Week 6

Part B
40 Week Extension with Opportunity for Open-Label Treatment

Potential treatment if MADRS≥20

Up to four open-label doses of MM120 ODT 100 µg

Follow-up Observation
PHQ-9 (ePRO): biweekly
MADRS (central rater): monthly or when PHQ-9≥10

Potential Treatment
Eligible for open-label treatment if MADRS≥20

1. Clinical study designs subject to ongoing regulatory discussion and review, including of Phase 3 clinical trial protocols.

MADRS: Montgomery-Åsberg Depression Rating Scale; MDD: Major Depressive Disorder; ODT: orally disintegrating tablet; PHQ-9: a multipurpose instrument for screening, diagnosing, monitoring and measuring the severity of depression; TBA: to be announced

MindMed
Corporate Presentation | October 2025
19

20 Today. Corporate Presentation | October 2025 Regulatory Elements Supporting MM120 ODT NDA Filing Requirements Studies designed to demonstrate standalone drug effect FDA Breakthrough Therapy Designation Phase 2b demonstrated substantial improvement over current therapies 1 Phase 3 program in alignment with FDA guidance Phase 3 study design mirrors positive Phase 2b study 1. Study MMED008 internal study documents and calculations. Comparisons to standard of care/other drug classes based on historic al comparison not head - to - head comparison trial. GAD: generalized anxiety disorder; NDA: new drug application

Commercial Framework MM120 ODT LSD D - tartrate

Large, Identified, Accessible Opportunity for MM120 ODT

High Unmet Need

Significant Limitations of Existing Treatments

Poor efficacy, tolerability, and persistence

Poor Efficacy	Poor Tolerability
• Slow onset of effect[1] • Low response and remission rates[2-4] • Low Rx persistence[5]	• Weight gain[6] • Sexual dysfunction[6] • Tolerance and dependence[7]

~50% Discontinue SRIs in first 4 mos. in GAD[8,9]

~22% Rx persistence at 12 mos. in MDD[5]

Potential Paradigm Shifting Clinical Profile

MM120 ODT: Potential Best-In-Class Therapy

Sustained clinical response from a single administration[10]

Rapid onset of effect

High response rates

High remission rates

Durable response

Intermittent dosing potentially reduces the risk of adverse long-term effects

Efficient Go To Market Strategy

Existing Referral and Administration Infrastructure

Identifiable HCPs and patients suffering from the burden of inadequate treatment

Based on claims data

~7,000
Psychiatrists see >50% of likely MM120 ODT patients[11]

Anticipate scalable delivery model in diverse care settings

Positive practice economics anticipated to expand sites of care

1. Bandelow B et al. *World J Biol Psychiatry*. 2008;9(4):248-312. 2. Amara ED. *Ment Health Clin*. 2020;10(6):326-334. 3. Pagan HA, Baldwin DS. *Expert Rev Neurother*. 2023;23(6):535-548. 4. Garakani A et al. *Front Psychiatry*. 2020;11:595584. 5. Keyloun KR et al. *CNS Drugs*. 2017;31(5):421-432. 6. Cascade E et al. *Psychiatry (Edgemont)*. 2009;6(2):16-18. 7. National Institute for Health and Care Excellence. Anxiety disorders. Quality standard QS53. February 6, 2014. Accessed July 10, 2025. https://www.nice.org.uk/guidance/qs53 8. Bull SA et al. *Ann Pharmacother*. 2002;36:578-584. 9. Berger A et al. *BMC Psychiatry*. 2011;11:193. 10. Jacobsen PL et al. American Psychiatric Association Annual Meeting. May 4-8, 2024. New York, NY; 11. Based on internal company estimates.

GAD: generalized anxiety disorder; HCP: healthcare provider; MDD: major depressive disorder; ODT: orally disintegrating tablet; Rx: prescription; SSRI: selective serotonin reuptake inhibitor

MindMed

Corporate Presentation | October 2025

22

MM120 ODT Clinical Dosing Paradigm with Potential Translatability to Efficient Real-World Delivery[1,2]

15-30 minutes (time to onset)	Hour 1-6	Hour 5-8	Hour 6+ and post-session
MM120 ODT disintegrates in less than 5 seconds	Transient perceptual, affective, and cognitive drug effects vary from person to person Hours 2-3: effects reach maximum intensity Hours 4-6: effects start to resolve	Hour 5: Dosing Session Monitor (DSM) evaluates patient hourly with an end-of-session checklist to determine when the patient can leave safely 5 to 8 hour duration offers an extended window for emotional processing and a gentle, predictable return to baseline	Usual perception, affect, and cognition return Normal activities resume the next day, including driving

Efficient single-visit model with full-session reimbursement streamlines administrative burden

- Patients are supported by DSMs, healthcare professionals who passively observe and offer comfort care such as assistance with food or restrooms breaks.
- Psychotherapy is not offered or required but may be added outside a dosing session based on a decision between a provider and patient to support individual goals and needs.

MindMed

1. Dosing and monitoring paradigm based on Phase 3 clinical protocols
2. Existing coding systems could potentially be applied or be changed for MM120. Reimbursement and coding for MM120 have yet to be established.

ODT: orally disintegrating tablet

Corporate Presentation | October 2025
23

24 1. If MM120 becomes FDA approved and marketed. Durability, tolerability and associated treatment interval assumptions based on d emo nstration of statistically significant reductions in HAM - A at week 12 in Phase 2b clinical trial MMED008. Assumes average 8 - hour monitoring per dosing session of MM120. 2. Based on Spravato Prescribing Information and information contained under the Spravato REMS at https:// www.spravatorems.com . MM120 could have up to 56x fewer drug administration sessions and up to 14x fewer patient monitoring hours per year 1 MM120 Durability of Effect Has Potential Best - in - Class Profile with Efficient Delivery Dynamics Monitoring Hours per Patient Session Number of Sessions per Patient per Year Annual Monitoring Hours per Patient MM120 8 hours 1 2 hours Up to 4 sessions 1 34 – 56 sessions 8 – 32 hours 1 68 – 112 hours 2 Corporate Presentation | October 2025

Positioned to Leverage Existing Delivery Infrastructure, Practice Patterns & Reimbursement Pathways

Activity	Stakeholder	Potential Reimbursement/Coding[3]
Evaluation & Prescribing	Office-based or Telehealth Prescriber[1]	**Medical Benefit** CPT-I E&M Code (992XX)
Session Delivery	Site of delivery HCP[2] to monitor session	**Medical Benefit** CPT-III Code[4] (0820T/0821T/0822T) *or* CPT-I Service Codes (992XX + 994XX)
MM120 ODT	Pharmacy	**Pharmacy Benefit** J Code & Dispensing Fee

1. HCP that is licensed to prescribe medications to patients.
2. HCP that is licensed to practice, which may include physicians, clinical psychologists, nurse practitioners, nurses, licensed clinical social workers, licensed family and marriage therapists and others.
3. Existing coding systems could potentially be applied or be changed for MM120. Reimbursement and coding for MM120 have yet to be established.
4. The currently available CPT-III codes (0820T, 0821T, 0822T) describes the in-person continuous monitoring of a psychedelic medication therapy session.

CPT: Current Procedural Terminology; ODT: orally disintegrating tablet

MindMed
Corporate Presentation | October 2025
25

Program Update MM402 R( - ) - MDMA

27 MM402 Advancing into Phase 2a Study in Autism Spectrum Disorder (ASD) Completed Phase 1 study in 2024 • Single - ascending dose study in adult healthy volunteers characterized the tolerability, pharmacokinetics and pharmacodynamics of MM402 • MM402 was well - tolerated at doses up to 255 mg with no SAEs or TEAEs leading to discontinuation, supporting advancement into Phase 2 clinical trials Anticipate initiating Phase 2a study in 4Q 2025 • Single - dose, open - label study to assess early signals of efficacy of MM402 in treating core social and communication symptoms of ASD in up to 20 adult participants • Study endpoints designed to characterize pharmacodynamics and clinical effects of MM402 in adults with ASD, including on multiple functional biomarkers About ASD • ASD is a neurodevelopmental condition characterized by persistent challenges with social communication, restricted interests and repetitive behavior • US prevalence of approximately 1 in 31 children 1 with no approved pharmacotherapies for the treatment of core symptoms of ASD Corporate Presentation | October 2025 1. Shaw KA, Williams S, Patrick ME, et al. Prevalence and Early Identification of Autism Spectrum Disorder Among Children Aged 4 an d 8 Years — Autism and Developmental Disabilities Monitoring Network, 16 Sites, United States, 2022. MMWR Surveill Summ 2025;74(No. SS - 2):1 – 22. DOI: http:// dx.doi.org /10.15585/mmwr.ss7402a1

28 x $250 million in equity investment x Initiation of Phase 3 program for MM120 ODT in GAD (first patient dosed in Phase 3 Voyage study) x MM120 Phase 2b results presented at APA Annual Meeting x MM120 granted breakthrough designation by U.S. FDA x Successful end - of - phase 2 meeting with U.S. FDA supporting pivotal trial plans x MM120 ODT patent issued covering pharmaceutical formulation, methods of manufacturing and treatment; patent life through 2041 x MM120 ODT awarded Innovation Passport by the U.K. MHRA Financial Summary & Upcoming Milestones Corporate Presentation | October 2025 Anticipated Timing Key Milestones 1H 2026 GAD Phase 3 topline data 2H 2026 GAD Phase 3 topline data Mid 2026 MDD Phase 3 topline data Mid 2026 MDD Phase 3 study initiation Three Phase 3 topline readouts expected in 2026 Potential billion - dollar commercial opportunities in both GAD and MDD Cash, Cash Equivalents & Investments 1 $209.1 million a s of September 30, 2025 Credit Facility Up to $120 million ($42 million outstanding) a s of June 30, 2025 Shares Outstanding 75.8 million a s of June 30, 2025 Second Quarter 2025 Operating Expenses $ 40.9 million • R&D - $ 29.8 million • G&A - $ 11.1 million MM120 ODT 1. The preliminary unaudited financial information presented is an estimate based on information available to management as of the date of this presentation, has not been reviewed or audited by the Company's independent registered accounting firm, and is subject to change. GAD: generalized anxiety disorder; G&A: general & administrative; MDD: major depressive disorder; R&D: research and developme nt

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